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Exhibit 10.227

LIMITED CONSENT, OMNIBUS AMENDMENT NO. 1 TO THE LOAN DOCUMENTS
AND JOINDER AGREEMENT

        This Limited Consent, Omnibus Amendment No. 1 to the Loan Documents and Joinder Agreement (this "Amendment"), dated as of July 20, 2005, is among Residential Funding Corporation, a Delaware corporation ("Lender"), Prospect Medical Holdings, Inc., a Delaware corporation ("Holdings"), Prospect Medical Group, Inc., a California professional corporation ("PMG"; and together with Holdings, each a "Borrower" and collectively, the "Borrowers"), PMG, as Borrower Agent (as defined in the LSA referenced below), each of the Persons signatory hereto as Guarantors (each an "Initial Guarantor" and collectively, the "Initial Guarantors"; and together with the Borrowers, the "Initial Credit Parties" and each an "Initial Credit Party") and Prospect Medical Management, Inc., a Delaware corporation ("PMM").

W I T N E S S E T H:

        WHEREAS, Lender and the Initial Credit Parties entered into a Loan and Security Agreement dated as of September 27, 2004 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "LSA"; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the LSA as amended hereby unless otherwise defined herein);

        WHEREAS, the Borrower and the other Initial Credit Parties have requested that the Lender agree to, and Lender is willing to agree to, provide certain consents as hereinafter set forth, subject to the terms and conditions contained herein; and

        WHEREAS, the parties hereto desire to amend the LSA and the other Loan Documents as hereinafter set forth.

        NOW THEREFORE, in consideration of the parties' mutual promises in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        Section 1    Limited Consent.    Notwithstanding any of the provisions of the LSA to the contrary, and subject to the satisfaction of each of the conditions set forth in Section 6 hereof, Lender (i) hereby consents, effective May 19, 2005, to Prospect Medical Management, Inc., a Delaware corporation ("PMM") becoming a wholly-owned Subsidiary of Holdings on May 19, 2005 and (ii) hereby consents, effective May 20, 2005, to the Investment in Brotman Medical Center Inc., a California corporation ("Brotman Medical") by PMM in the amount of $675,000, the proceeds of which were used on May 20, 2005 to fund a good faith deposit made by Brotman Medical to Brotman Partners LP, a California limited partnership, pursuant to Section 1.15 of that certain Asset Sale Agreement, dated May 20, 2005, by and between Brotman Medical and Brotman Partners LP.

        Section 2    LSA Amendments.    Subject to the satisfaction of each of the conditions set forth in Section 6 hereof, the LSA is hereby amended as follows:

          (a)   Section 1.1 of the LSA is amended by adding in proper alphabetical order the following new defined terms:

            Amendment No. 1 Date means July 20, 2005.

            Brotman Acquisition Agreement—means that certain Asset Sale Agreement, dated May 20, 2005, by and between Brotman Medical and Brotman Partners LP, a California limited partnership (the "Brotman Seller"), pursuant to which Brotman Medical has agreed to buy from the Brotman Seller, and the Brotman Seller has agreed to sell to Brotman Medcal, substantially all of the assets with respect to the operations of Brotman Medical Center located in Culver City, California, as the same is in existence and in effect on the Amendment No. 1 Date.

            Brotman Acquisition Closing Date—means the date of consummation of the transactions contemplated by the Brotman Acquisition Agreement.

            Brotman Medical—means Brotman Medical Center Inc., a California corporation.

            PMM—means Prospect Medical Management, Inc., a Delaware corporation.

          (b)   Section 1.1 of the LSA is hereby further amended by amending and restating the defined term "Pledge Agreements" in its entirety to read as follows:

            Pledge Agreements—means (i) the Pledge Agreement, dated as of the Closing Date, executed in favor of Lender by Holdings, pledging the Stock in SMM and PMS, and the Pledge Amendment, dated as of the Amendment No. 1 Date, executed in favor of Lender by Holdings, pledging the Stock in PMM, (ii) the Pledge Agreement dated as of the Closing Date, executed in favor of Lender by PMS, pledging the Stock in PHR, (iii) the Pledge Agreement, dated as of the Closing Date, executed in favor of Lender by Jacob Y. Terner, pledging the Stock in PMG, (iv) the Pledge Agreement, dated as of the Closing Date, executed in favor of Lender by PMG, pledging the Stock in each other PMG Credit Party and (v) the Pledge Agreement, dated as of the Brotman Acquisition Closing Date, executed in favor of Lender by PMM, pledging the Stock in Brotman Medical owned or held by PMM; as each of the foregoing agreements may be amended, restated or otherwise modified from time to time.

          (c)   Section 1.1 of the LSA is hereby further amended by deleting the period at the end of the definition of the term "EBITDA" and inserting the following phrase in its place:

            "plus (vi) any non-cash losses from the write-down of PMM's Investment in Brotman Medical to the extent such losses were deducted in the calculation of Net Income for the relevant period."

          (d)   Section 8 of the LSA is amended by adding at the end thereof a new Section 8.24, which shall read in its entirety as follows:

            "8.24    Status of PMM.    Prior to the Amendment No. 1 Date, PMM has not engaged in any trade or business or incurred any Indebtedness or any other liabilities (except in connection with its corporate formation and advancing the good faith deposit on behalf of Brotman Medical pursuant to Section 1.15 of the Brotman Acquisition Agreement)."

          (e)   Section 9.20 of the LSA is amended and restated to read in its entirety as follows:

            "9.20    Investments.    No Credit Party shall make, acquire or own any Investment in any Person other than (a) Cash Equivalents, (b) advances for business travel and similar temporary advances made in the ordinary course of business to officers, directors and employees of the Credit Parties; (c) Investments and/or Acquisitions approved in advance in writing by Lender in its sole discretion; (d) loans to employees not to exceed $50,000 in the aggregate at any time; (e) Credit Party Intercompany Indebtedness permitted pursuant to Section 9.8(e) hereof; and (f) PMM may make Investments in Brotman Medical in an amount not to exceed $1,000,000 in the aggregate (less any Investments by PMM in Brotman Medical the proceeds of which were used by Brotman Medical to fund a good faith deposit to the Brotman Seller pursuant to Section 1.15 of the Brotman Acquisition Agreement and plus moneys advanced on behalf of Brotman Medical to fund due diligence costs in connections with the transactions contemplated by the Brotman Acquisition Agreement to the extent and solely to the extent PMM has been reimbursed within ninety (90) days of the Brotman Medical Acquisition Closing Date for all such moneys advanced) by purchasing Stock in Brotman Medical pursuant to a subscription agreement and other related documents in form and substance reasonably satisfactory to Lender."

          (f)    Section 9 of the LSA is further amended by adding at the end thereof new Section 9.23 and new Section 9.24, which shall read in their entirety as follows:

            "9.23    PMM.    PMM shall not engage in any trade or business, or own any assets or incur any Indebtedness or Guaranteed Indebtedness (other than the Obligations and other than Credit Party Intercompany Indebtedness owing by PMM to Holdings arising from the advances made by Holdings to PMM as long as all of the proceeds of such advances are used by PMM solely to fund the Investments permitted by clause (f) of Section 9.20.

            9.24    Pledge of Brotman Stock.    All Stock in Brotman Medical purchased by PMM shall be pledged to Lender pursuant to the applicable Pledge Agreement on the Brotman Medical Acquisition Closing Date, and PMM shall deliver to Lender the original stock certificates, together with undated stock powers executed in blank, in respect of such Stock on or before the 30th day after the Brotman Medical Acquisition Closing Date."

          (g)   Schedule 8.7 to the LSA is hereby amended by adding thereto the information contained on the Supplement to Schedule 8.7 attached hereto with respect to Prospect Medical Management, Inc., a Delaware corporation. All references in the LSA to Schedule 8.7 shall now be deemed to include a reference to Schedule 8.7 as amended by the Supplement to Schedule 8.7.

          (h)   Schedule 8.13 to the LSA is hereby amended and restated to read in its entirety as Schedule 8.13 attached to this Amendment.

        Section 3    Offset Agreement Amendment.    Subject to the satisfaction of each of the conditions set forth in Section 6 hereof, the Offset Agreement is hereby amended so that each reference in the Offset Agreement to the term "Intercompany Note" shall be deemed to include a reference to that certain Subordinated Intercompany Note by PMM and Holdings in favor of PMM and Holdings, dated as of the Amendment No. 1 Date.

        Section 4    Omnibus Amendments.    Subject to the satisfaction of each of the conditions set forth in Section 6hereof, the LSA and the other Loan Documents are hereby amended so that each reference in the LSA and in the other Loan Documents to the term "Credit Parties" or "Guarantors" shall be deemed to include a reference to PMM.

        Section 5    Joinders.

          (a)    LSA.    PMM (sometimes referred to herein as the "New Credit Party") hereby agrees to perform, for the benefit of Lender, all of the Obligations of a Guarantor and a Credit Party (other than a Borrower) under the LSA, as direct and primary obligations of the New Credit Party, and further agrees that it shall comply with and be fully bound by the terms of the LSA as if it had been a signatory thereto as a Guarantor and a Credit Party as of the date thereof. In furtherance thereof, (i) in order to secure payment and performance of all of the Obligations, the New Credit Party hereby grants to Lender a security interest in all Collateral in which it has an interest, whether now or hereafter arising, in accordance with the terms of the Section 6 of the LSA and (ii) the New Credit Party hereby agrees that it is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to Lender and its successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Obligations owed or hereafter owing to Lender by each other Credit Party, in accordance with the terms of the Section 10 of the LSA.

          (b)    Offset Agreement.    The New Credit Party hereby agrees to perform, for the benefit of Lender, all of the obligations of a Restricted Credit Party (as defined therein) under the Offset Agreement, as direct and primary obligations of the New Credit Party, and further agrees that it shall comply with and be fully bound by the terms of the Offset Agreement as if it had been a signatory thereto as a Credit Party as of the date thereof.

          (c)    Other Loan Documents.    The New Credit Party hereby agrees to perform, for the benefit of Lender, all of the obligations of a of a Guarantor or a Credit Party, as the case may be, under each other Loan Document, as direct and primary obligations of the New Credit Party, and further agrees that it shall comply with and be fully bound by the terms of each such other Loan Document as if it had been a signatory thereto as a Guarantor or a Credit Party, as applicable, as of the date thereof.

        Section 6    Effectiveness and Conditions Subsequent.

          6.1   This Amendment shall become effective on the date this Amendment shall have been executed and delivered by Lender and the Credit Parties.

          6.2   Each of the following conditions must be satisfied on or before August 4, 2005:

            (a)   All requisite corporate, limited liability company, and other actions and proceedings in connection with this Amendment shall be satisfactory in form and substance to Lender, and Lender shall have received (i) a Certificate of the Secretary of PMM in substantially the form as required of the Initial Credit Parties under the LSA, as to the Governing Documents, incumbency, and authorizing resolutions of PMM, (ii) all documents, agreements and other items described in Items 1, 3, 5, 6, 7, 8 and 11 on the Closing Checklist attached hereto as Annex I duly executed and delivered by each applicable party thereto and (iii) all other information and copies of all documents which Lender may have requested in connection therewith. Upon the request of Lender or its counsel, such documents will be certified by appropriate corporate officers or Governmental Authority;

            (b)   Lender shall have received evidence, in form and substance satisfactory to Lender, that Lender has a valid perfected security interest in that portion of the Collateral associated with PMM, subject only to Permitted Liens;

            (c)   Lender shall have received, in form and substance satisfactory to Lender, such opinion letters of counsel to Credit Parties with respect to the Amendment and the LSA and such other matters as Lender may reasonably request.

        Failure to satisfy any of the above conditions in accordance with this Section 6.2 shall constitute an immediate Event of Default under the LSA and the other Loan Documents.

          6.3   The following conditions must be satisfied within ten (10) Business Days of the date of the consummation of the transactions under the Brotman Acquisition Agreement: Lender shall have received (i) all documents, agreements and other items described in Items 4, 9 and 10 on the Closing Checklist attached hereto as Annex I duly executed and delivered by each applicable party thereto and (ii) all other information and copies of all documents which Lender may have requested in connection therewith. Upon the request of Lender or its counsel, such documents will be certified by appropriate corporate officers or Governmental Authority.

        Failure to satisfy any of the above conditions in accordance with this Section 6.3 shall constitute an immediate Event of Default under the LSA and the other Loan Documents.

        Section 7    Representations and Warranties of the Credit Parties.    To induce the Lender to execute and deliver this Amendment, the Credit Parties represent and warrant that:

          (a)   The execution, delivery and performance by the Initial Credit Parties and the New Credit Party of this Amendment has been duly authorized and this Amendment constitutes the legal, valid and binding obligation of the Initial Credit Parties and the New Credit Party, enforceable against Initial Credit Parties and the New Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

          (b)   No Default or Event of Default has occurred and is continuing and each of the representations and warranties contained in the LSA and the other Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Loan Documents are hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

          (c)   The execution, delivery and performance of this Amendment and the Brotman Acquisition Agreement and the consummation of the transactions contemplated this Amendment and the Brotman Acquisition Agreement do not and shall not contravene, result in a breach of, or violate (i) any provision of any Initial Credit Party's or the New Credit Party's corporate charter or bylaws or other governing documents, (ii) any material law or regulation, or any order or decree of any court or government instrumentality or (iii) any material indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Initial Credit Party or the New Credit Party is a party or by which any Initial Credit Party or the New Credit Party or any of their respective property is bound; and

          (d)   All reports, documents, notices or approvals required to be filed or furnished to or obtained from any Governmental Authority in connection with this Amendment.

        Section 8    Miscellaneous

          (a)    Effect.    The consents and amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) except as expressly provided in this Amendment, be a consent to any amendment, waiver or modification of any term or condition of the LSA or of any other Loan Document, (ii) prejudice any right or rights that Lender may now have or may have in the future under or in connection with the LSA or any other Loan Document, or (iii) constitute a course of dealing or other basis for altering any Obligation of the Borrowers or any other Credit Parties under the LSA or any other Loan Document or any other contract or instrument.

          (b)    Reaffirmation.    Except as expressly amended herein, all of the terms and provisions of the LSA and the Loan Documents are ratified and confirmed in all respects by each Initial Credit Party and the New Credit Party and shall remain in full force and effect. Each Initial Credit Party and the New Credit Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Obligations or the payment thereof when due. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or waiver of any right, power or remedy of the Lender under the LSA or any of the other Loan Documents, or constitute an amendment or waiver of any provision of the LSA or any of the other Loan Documents.

          (c)    Binding on Successors and Assigns.    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (d)    Severability.    Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Amendment.

          (e)    GOVERNING LAW.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          (f)    No Waiver.    No waiver or consent, and no modification or amendment of any provision of this Amendment shall be effective unless specifically made in writing and duly signed by the party purportedly making such waiver or consent.

          (g)    Counterparts.    This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. This Amendment may be executed and delivered by telecopier with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

          (h)    Titles.    Paragraph and subparagraph titles, captions and headings herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provisions hereof.

          (i)    Acknowledgment.    The Initial Credit Parties and the New Credit Party affirm and acknowledge that this Amendment constitutes a Loan Document under the LSA and any reference to the Loan Documents under the LSA contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

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[Signature pages follow]

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered all as of the day and year first above written.

BORROWER AGENT:

PROSPECT MEDICAL GROUP, INC., a California professional corporation

By:

Name:

Title:

BORROWERS:

PROSPECT MEDICAL HOLDINGS, INC., a Delaware corporation

By:

Name:

Title:

PROSPECT MEDICAL GROUP, INC., a California professional corporation

By:

Name:

Title:

GUARANTORS:

PROSPECT MEDICAL SYSTEMS, INC., a Delaware corporation

PINNACLE HEALTH RESOURCES, a California corporation

By:

Name:

Title:

SIERRA MEDICAL MANAGEMENT, INC., a Delaware corporation

By:

Name:

Title:

SIERRA PRIMARY CARE MEDICAL GROUP, A MEDICAL CORPORATION, a California professional corporation

By:

Name:

Title:

NUESTRA FAMILIA MEDICAL GROUP, INC., a California professional corporation

By:

Name:

Title:

GUARANTORS:

SANTA ANA/TUSTIN PHYSICIANS GROUP, INC., a California professional corporation

PEGASUS MEDICAL GROUP, INC., a California professional corporation

ANTELOPE VALLEY MEDICAL ASSOCIATES, INC., a California professional corporation

PROSPECT HEALTH SOURCE MEDICAL GROUP, INC., a California professional corporation

PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC., a California professional corporation

PROSPECT NWOC MEDICAL GROUP, INC., a California professional corporation

APAC MEDICAL GROUP, INC., a California professional corporation

STARCARE MEDICAL GROUP, INC., a California professional corporation

By:

Name:

Title:

PMM:

PROSPECT MEDICAL MANAGEMENT, INC.

By:

Name:

Title:

LENDER:

RESIDENTIAL FUNDING CORPORATION

By:

Name:

Title:

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  Exhibit 10.227
LIMITED CONSENT, OMNIBUS AMENDMENT NO. 1 TO THE LOAN DOCUMENTS AND JOINDER AGREEMENT